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                                                                    Exhibit 3.24
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                                 MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                                            BUREAU OF COMMERCIAL SERVICES
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Date Received                                  (FOR BUREAU USE ONLY)



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                          This document is effective on the date filed, unless a
                          subsequent effective date within 90 days after received date is stated in the document.
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Name _________________________________________________________________________


Address ______________________________________________________________________


City  ___________________________ State _________________________________ Zip Code ______ Effective Date:




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Document will be returned to the name and address you enter above.
     If left blank documents will be mailed to the registered office.
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                                                                                         L
                          CERTIFICATE OF LIMITED PARTNERSHIP                             -----------------------------------
                       For Use by Domestic Limited Partnerships
              (Please read information and instructions on the last page)

 (Pursuant to the provisions of Act 213, Public Acts of 1982, the undersigned person(s) execute the following Certificate:

Section 1
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The name of the limited partnership is:

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Section 2
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The general character of its business is:


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Section 3
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  a.  The address of the office at which the limited partnership records are kept is:



  b.  The name of the agent for service of process is:

The Corporation Company

  c.  The address of the agent for service of process is:

c/o the Corporation Company, 30600, Telegraph Road, Bingham Farms, Michigan 48025


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Section 4
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The power of a limited partner to grant the right to become a limited partner to an assignee of any part of the partnership interests, and the terms and conditions of the power, are as follows:




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Section 5
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a. Describe the times or events when a general partner may terminate membership in the limited partnership, and the terms and conditions of the termination.












b.  Describe the times or events when a limited partner may terminate membership in the limited partnership. Include the amount or method of determining any distribution the limited partner is entitled to receive upon termination of their membership.











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Section 6
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The right of the limited partner to receive distributions of property, including cash, from the limited partnership, other than indicated in 5(b), is:











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Section 7
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The right of the limited partner to receive, or a general partner to make to a limited partner, distributions of property, which include a return of all or any part of the limited partner's contribution, other than indicated in 5(b), is:












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Section 8
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The times or events at which the limited partnership is to be dissolved and its affairs wound up are:









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Section 9
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The right of the remaining general partner(s) to continue the business upon the event of withdrawal of a general partner is:









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Section 10
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Enter any other matters the partners may desire to include. If additional space is required attach a supplement.
Attached are _______ page(s):








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Section 11
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Complete one section for each partner (general and limited). General partners must be listed first followed by limited partners.

         Item 1 - The type of partner must be either general or limited.

         Item 2 - Partner names of individuals must appear in the last name, first name, middle initial sequence. Partner names of trusts should be the trust name excluding the name of the trustee or trustees.

         Item 3 - Indicate the business or residence address of the partner. The address should include the street number and name, city, state, and ZIP code.

ITEMS 4 & 5 - LIMITED PARTNERS ONLY - ONE OR BOTH MUST BE COMPLETED

         Item 4 - If applicable, indicate the amount of cash previously contributed. If contributions have been made in the form of property or services, indicate the agreed dollar value of the contribution in the "other $_____" space and complete Item 6.

         Item 5 -If applicable, indicate the amount of cash to be contributed in the future and complete Item 7. If there are future contributions in the form of property or services, indicate the agreed dollar value of the contribution in the "other $_____" pace and complete Items 6 and 7.
         Item 8 -This Certificate must be signed and dated by all partners (general and limited) named in the Certificate.
         A partner may sign by attorney in fact.
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Section 11
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1. Type of Partner                        [ ]  General       2. Partner Name (see instructions for Section 11, Item 2)

                                          [ ]  Limited
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3. Address (No., Street, City, State, ZIP Code)

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4. Contributions Previously Made (Limited Partners Only)     5. Future Contributions to be Made (Limited Partners Only)


Cash $__________              Other $__________              Cash $__________               Other $__________
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6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)


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7. Times or Events Requiring Future Contributions: (Cash Property or Services)


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8. Signature                                                 9. Date
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1. Type of Partner                        [ ]  General       2. Partner Name (see instructions for Section 11, Item 2)

                                          [ ]  Limited
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3. Address (No., Street, City, State, ZIP Code)

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4. Contributions Previously Made (Limited Partners Only)     5. Future Contributions to be Made (Limited Partners Only)


Cash $__________              Other $__________              Cash $__________               Other $__________
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6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)


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7. Times or Events Requiring Future Contributions: (Cash Property or Services)


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8. Signature                                                 9. Date
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1. Type of Partner                        [ ]  General       2. Partner Name (see instructions for Section 11, Item 2)

                                          [ ]  Limited
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3. Address (No., Street, City, State, ZIP Code)

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4. Contributions Previously Made (Limited Partners Only)     5. Future Contributions to be Made (Limited Partners Only)


Cash $__________              Other $__________              Cash $__________               Other $__________
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6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)


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7. Times or Events Requiring Future Contributions: (Cash Property or Services)


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8. Signature                                                 9. Date
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Section 11 Continued
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1. Type of Partner                        [ ]  General       2. Partner Name (see instructions for Section 11, Item 2)

                                          [ ]  Limited
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3. Address (No., Street, City, State, ZIP Code)

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4. Contributions Previously Made (Limited Partners Only)     5. Future Contributions to be Made (Limited Partners Only)


Cash $__________              Other $__________              Cash $__________               Other $__________
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6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)


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7. Times or Events Requiring Future Contributions: (Cash Property or Services)


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8. Signature                                                 9. Date
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1. Type of Partner                        [ ]  General       2. Partner Name (see instructions for Section 11, Item 2)

                                          [ ]  Limited
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3. Address (No., Street, City, State, ZIP Code)

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4. Contributions Previously Made (Limited Partners Only)     5. Future Contributions to be Made (Limited Partners Only)


Cash $__________              Other $__________              Cash $__________               Other $__________
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6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)


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7. Times or Events Requiring Future Contributions: (Cash Property or Services)


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8. Signature                                                 9. Date
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1. Type of Partner                        [ ]  General       2. Partner Name (see instructions for Section 11, Item 2)

                                          [ ]  Limited
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3. Address (No., Street, City, State, ZIP Code)

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4. Contributions Previously Made (Limited Partners Only)     5. Future Contributions to be Made (Limited Partners Only)


Cash $__________              Other $__________              Cash $__________               Other $__________
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6. Description of Contributions Other than Cash: (Include all property or services contributed or to be contributed)


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7. Times or Events Requiring Future Contributions: (Cash Property or Services)


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8. Signature                                                 9. Date
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                                          SUPPLEMENT O                                            Page ____ of ____

                               AUTHORIZED UNDER P.A. 213 OF 1982

Limited Partnership Name  __________________________________________________________________________________________


Supplement to:  (check one)

[ ] Certificate of Limited Partnership                           [ ] Restated Certificate of Limited Partnership

[ ] Amendment to Certificate of Limited Partnership              [ ] Certificate of Cancellation

[ ] Certificate of Change                                        [ ] Supplement P

Each item shown on this supplement must be identified.  Indicate the section or item number of the document checked above that is being continued or supplemented.

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